SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 25, 2005

                                      CWT

                                  (Depositor)

 (Issuer in respect of CHL Mortgage Pass-Through Certificates, Alternative Loan

                (Exact name of registrant as specified in charter)

Delaware                      33-63714                      95-4449516
(State or other               (Commission File No.)         (I.R.S. Employer
    jurisdiction of                                         Identification No.)
    organization)



, , N/A                                                     91110-7137
(Address of principal executive offices)                    (Zip Code)


Registrant's Telephone Number, including area code: (818)-304-4428

                                 Not Applicable
              (Former name, former address and former fiscal year,
                          if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[]Written communications pursuant to Rule 425 under the Securities Act (17
  CFR 230.425)
[]Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
  CFR 240.14a-12)
[]Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
  Act (17 CFR 240.14d-2(b))
[]Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
  Act (17 CFR 240.13e-4(c))

                    Section 8 - Other Events

  Item 8.01  Other Events

                    Section 9 - Financial Statements and Exhibits

  Item 9.01  Financial Statements and Exhibits

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: October 25, 2005


                                      CWT


                          By: /s/ Cirino Emanuele
                              ------------------------------
                          Name:   Cirino Emanuele
                                  Assistant Treasurer
                                  The Bank of New York,
                                  as Trustee

                                 EXHIBIT INDEX



Exhibit


99                  Monthly Remittance Statement dated October 25, 2005


                             Payment Date: 10/25/05


          ------------------------------------------------------------
                             Countrywide Home Loans
         CHL Mortgage Pass-Through Certificates, Alternative Loan Trust
                                   2005-35CB
          ------------------------------------------------------------

Class Information                                Current Payment Information

----------------------------------------------------------------------------------------------------------------------------------
                                 Beginning       Pass Thru     Principal       Interest      Total           Principal  Interest
Type       Class Code   Name     Cert. Bal.      Rate          Dist. Amt.      Dist. Amt.    Dist.           Losses     Shortfalls
----------------------------------------------------------------------------------------------------------------------------------
Senior                  1A1       494,539,591.74    5.500000%     3,177,482.04  2,266,639.80    5,444,121.84       0.00       0.00
                        1A2         2,735,565.44    5.500000%        17,576.37     12,538.01       30,114.38       0.00       0.00
                        2A1       187,431,600.76    5.500000%       967,242.25    859,061.50    1,826,303.75       0.00       0.00
                        2A2         9,450,664.69    5.500000%        48,770.23     43,315.55       92,085.78       0.00       0.00
Residual                AR                  0.00    5.500000%             0.00          0.10            0.10       0.00       0.00
                        PO          2,869,698.20    0.000000%         7,499.86          0.00        7,499.86       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
Subordinate             M          13,568,756.27    5.500000%         7,013.81     62,190.13       69,203.95       0.00       0.00
                        B1          5,867,570.28    5.500000%         3,033.00     26,893.03       29,926.03       0.00       0.00
                        B2          4,033,954.57    5.500000%         2,085.19     18,488.96       20,574.15       0.00       0.00
                        B3          2,933,785.14    5.500000%         1,516.50     13,446.52       14,963.02       0.00       0.00
                        B4          2,567,062.00    5.500000%         1,326.94     11,765.70       13,092.64       0.00       0.00
                        B5          1,834,436.85    5.500000%           948.24      8,407.84        9,356.07       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Totals          -        -        727,832,685.93     -            4,234,494.43  3,322,747.13    7,557,241.56     -          -
----------------------------------------------------------------------------------------------------------------------------------
Class Information

--------------------------------------------------------------------------------
                                             Ending Cert.          Unpaid
Type             Class Code     Name         Notional Bal.         Interest
--------------------------------------------------------------------------------
Senior                          1A1       491,362,109.70              0.00
                                1A2         2,717,989.07              0.00
                                2A1       186,464,358.51              0.00
                                2A2         9,401,894.46              0.00
Residual                        AR                  0.00              0.00
                                PO          2,862,198.34              0.00
--------------------------------------------------------------------------------
Subordinate                     M          13,561,742.45              0.00
                                B1          5,864,537.28              0.00
                                B2          4,031,869.38              0.00
                                B3          2,932,268.64              0.00
                                B4          2,565,735.06              0.00
                                B5          1,833,488.61              0.00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Totals            -              -        723,598,191.50     -
--------------------------------------------------------------------------------

                             Payment Date: 10/25/05


          ------------------------------------------------------------
                             Countrywide Home Loans
         CHL Mortgage Pass-Through Certificates, Alternative Loan Trust
                                   2005-35CB
          ------------------------------------------------------------

Class Information                                Current Payment Information

                                                      Factors per $1,000

------------------------------------------------------------------------------------------------------------------------
                                   Beginning     Pass Thru    CUSIP       Principal     Interest    Ending Cert./
Type        Class Code    Name   Cert. Bal.(Face)  Rate       Numbers       Dist.         Dist.     Notional Bal.
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Senior                     1A1   494,539,591.74     5.500000% 12667G2G7     6.379807      4.551001    986.565907
                           1A2     2,735,565.44     5.500000% 12667G3H4     6.379807      4.551001    986.565907
                           2A1   187,431,600.76     5.500000% 12667G2H5     5.095093      4.525235    982.228840
                           2A2     9,450,664.69     5.500000% 12667G2J1     5.095093      4.525235    982.228840
Residual                   AR              0.00     5.500000% 12667G2K8     0.000000      1.029975      0.000000
                           PO      2,869,698.20     0.000000% 12667G2L6     2.540054      0.000000    969.369510
------------------------------------------------------------------------------------------------------------------------
Subordinate                M      13,568,756.27     5.500000% 12667G2M4     0.516519      4.579876    998.729100
                           B1      5,867,570.28     5.500000% 12667G2N2     0.516519      4.579876    998.729100
                           B2      4,033,954.57     5.500000% 12667G2P7     0.516519      4.579876    998.729100
                           B3      2,933,785.14     5.500000% 12667G2Q5     0.516519      4.579876    998.729100
                           B4      2,567,062.00     5.500000% 12667G2R3     0.516519      4.579876    998.729100
                           B5      1,834,436.85     5.500000% 12667G2S1     0.516519      4.579876    998.729100
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Totals       -             -     727,832,685.93       -            -           -             -           -
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

          ------------------------------------------------------------
                             Countrywide Home Loans
         CHL Mortgage Pass-Through Certificates, Alternative Loan Trust
                                   2005-35CB
          ------------------------------------------------------------

--------------------------------------------------------------------------------
                             COLLATERAL INFORMATION
--------------------------------------------------------------------------------

                                                            Total
                                                            -----
Prin balance       518,142,963.64   205,455,227.86   723,598,191.50
Loan count                   3107              994             4101
Avg loan rate           6.015199%        6.065395%             6.03
Prepay amount        2,841,576.61     1,016,132.60     3,857,709.21

--------------------------------------------------------------------------------
                                FEES AND ADVANCES
--------------------------------------------------------------------------------

                                                            Total
                                                            -----
Master serv fees       106,733.76        42,835.33       149,569.09
Sub servicer fees      120,747.85        56,433.46       177,181.31
Trustee fees             3,910.21         1,548.54         5,458.75


Agg advances                  N/A              N/A              N/A
Adv this period         40,364.70         9,904.29        50,268.99

--------------------------------------------------------------------------------
                          LOSSES & INSURANCE COVERAGES
--------------------------------------------------------------------------------

                                                            Total
                                                            -----
Realized losses              0.00             0.00             0.00
Cumulative losses            0.00             0.00             0.00

Coverage Amounts                                            Total
----------------                                            -----
Bankruptcy                   0.00             0.00             0.00
Fraud               10,500,000.00     4,179,991.22    14,679,991.22
Special Hazard               0.00             0.00             0.00


                         Aggregate Certificate Information
   -----------------------------------------------------------------------------
   Class            Aggregate           Aggregate                     Aggregate
   Type            Percentage           Prepay Pct.              End Cert. Bal.
   -----------------------------------------------------------------------------
   Senior           95.769589%           100.000000%            697,027,120.83
   -----------------------------------------------------------------------------
   Junior            4.230411%             0.000000%             30,789,641.42
   -----------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          DELINQUENCY INFORMATION
--------------------------------------------------------------------------------
Period                             Loan Count    Ending Stated Balance
------                             ----------    ---------------------
30 to 59 days                          57                 8,156,232.52
60 to 89 days                           7                   743,644.70
90 or more                              0                         0.00
Foreclosure                             0                         0.00

Totals:                                64                 8,899,877.22
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                REO INFORMATION
--------------------------------------------------------------------------------
   REO Date        Loan Number     Ending Stated Balance          Book Value
   --------        -----------     ---------------------          ----------
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   Totals:                              0                            N/A

Current Total Outstanding Balance:                                      0.00
Current Total Outstanding Number of Loans:                                 0

--------------------------------------------------------------------------------
                               OTHER INFORMATION
--------------------------------------------------------------------------------
                                  Amount/Withdrawal     Total/Ending Bal.
                                  -----------------     -----------------
Available remittance amount            7,557,241.56          7,557,241.56
Principal remittance amount            4,234,494.43          4,234,494.43
Interest remittance amount             3,322,747.13          3,322,747.13